Exhibit 99.1

RETROSPECTIVE REVISION

RETROSPECTIVE ALLOCATION OF CORPORATE COSTS TO THE RECONCILIATION OF GAAP “AS REPORTED”

TO THE “ADJUSTED” NON-GAAP EXCLUDING THE EFFECT OF ADJUSTMENTS FOR SPECIAL ITEMS

(Amounts in millions)

(Unaudited)

SEGMENT INFORMATION

	First Quarter Ended
	March 31, 2013
	Americas	EMEA	Asia- Pacific	Corporate	Total

Net sales	$213.0	139.2	6.7	—	358.9

As previously reported
Operating income - GAAP	$24.0	10.9	2.9	(9.2)	28.6
Operating margin %	11.3%	7.8%	43.3%		8.0%

Adjustments for special items	$0.2	2.0	—	—	2.2

Operating income - as adjusted	$24.2	12.9	2.9	(9.2)	30.8
Adjusted operating margin %	11.4%	9.3%	43.3%		8.6%

Allocation of Corporate costs	$(1.9)	—	—	1.9	—

Revised
Operating income - GAAP	$22.1	10.9	2.9	(7.3)	28.6
Operating margin %	10.4%	7.8%	43.3%		8.0%

Operating income - as adjusted	$22.3	12.9	2.9	(7.3)	30.8
Adjusted operating margin %	10.5%	9.3%	43.3%		8.6%

	Second Quarter Ended					Six Months Ended
	June 30, 2013					June 30, 2013
	Americas	EMEA	Asia- Pacific	Corporate	Total	Americas	EMEA	Asia- Pacific	Corporate	Total

Net sales	$224.4	134.1	8.3	—	366.8	$437.4	273.3	15.0	—	725.7

As previously reported
Operating income - GAAP	$31.5	9.8	2.4	(8.1)	35.6	$55.5	20.7	5.3	(17.3)	64.2
Operating margin %	14.0%	7.3%	28.9%		9.7%	12.7%	7.6%	35.3%		8.8%

Adjustments for special items	$0.1	1.9	—	—	2.0	$0.3	3.9	—	—	4.2

Operating income - as adjusted	$31.6	11.7	2.4	(8.1)	37.6	$55.8	24.6	5.3	(17.3)	68.4
Adjusted operating margin %	14.1%	8.7%	28.9%		10.3%	12.8%	9.0%	35.3%		9.4%

Allocation of Corporate costs	$(0.8)	—	—	0.8	—	$(2.7)	—	—	2.7	—

Revised
Operating income - GAAP	$30.7	9.8	2.4	(7.3)	35.6	$52.8	20.7	5.3	(14.6)	64.2
Operating margin %	13.7%	7.3%	28.9%		9.7%	12.1%	7.6%	35.3%		8.8%

Operating income - as adjusted	$30.8	11.7	2.4	(7.3)	37.6	$53.1	24.6	5.3	(14.6)	68.4
Adjusted operating margin %	13.7%	8.7%	28.9%		10.3%	12.1%	9.0%	35.3%		9.4%

RETROSPECTIVE ALLOCATION OF CORPORATE COSTS TO THE RECONCILIATION OF GAAP “AS REPORTED”

TO THE “ADJUSTED” NON-GAAP EXCLUDING THE EFFECT OF ADJUSTMENTS FOR SPECIAL ITEMS

(Amounts in millions)

(Unaudited)

SEGMENT INFORMATION

	Third Quarter Ended					Nine Months Ended
	September 29, 2013					September 29, 2013
	Americas	EMEA	Asia- Pacific	Corporate	Total	Americas	EMEA	Asia- Pacific	Corporate	Total

Net sales	$220.5	142.7	8.6	—	371.8	$657.9	416.0	23.6	—	1,097.5

As previously reported
Operating income - GAAP	$23.5	13.4	2.0	(8.7)	30.2	$79.0	34.1	7.3	(26.0)	94.4
Operating margin %	10.7%	9.4%	23.3%		8.1%	12.0%	8.2%	30.9%		8.6%

Adjustments for special items	$1.2	3.0	—	0.5	4.7	$1.5	6.9	—	0.5	8.9

Operating income - as adjusted	$24.7	16.4	2.0	(8.2)	34.9	$80.5	41.0	7.3	(25.5)	103.3
Adjusted operating margin %	11.2%	11.5%	23.3%		9.4%	12.2%	9.9%	30.9%		9.4%

Allocation of Corporate costs	$(2.0)	—	—	2.0	—	$(4.7)	—	—	4.7	—

Revised
Operating income - GAAP	$21.5	13.4	2.0	(6.7)	30.2	$74.3	34.1	7.3	(21.3)	94.4
Operating margin %	9.8%	9.4%	23.3%		8.1%	11.3%	8.2%	30.9%		8.6%

Operating income - as adjusted	$22.7	16.4	2.0	(6.2)	34.9	$75.8	41.0	7.3	(20.8)	103.3
Adjusted operating margin %	10.3%	11.5%	23.3%		9.4%	11.5%	9.9%	30.9%		9.4%

	Fourth Quarter Ended					Year Ended
	December 31, 2013					December 31, 2013
	Americas	EMEA	Asia- Pacific	Corporate	Total	Americas	EMEA	Asia- Pacific	Corporate	Total

Net sales	$220.6	146.2	9.2	—	376.0	$878.5	562.2	32.8	—	1,473.5

As previously reported
Operating income - GAAP	$11.4	12.8	2.4	(9.5)	17.1	$90.4	46.9	9.7	(35.5)	111.5
Operating margin %	5.2%	8.8%	26.1%		4.5%	10.3%	8.3%	29.6%		7.6%

Adjustments for special items	$15.8	3.5	(0.6)	0.9	19.6	$17.5	10.4	(0.6)	1.4	28.7

Operating income - as adjusted	$27.2	16.3	1.8	(8.6)	36.7	$107.9	57.3	9.1	(34.1)	140.2
Adjusted operating margin %	12.3%	11.1%	19.6%		9.8%	12.3%	10.2%	27.7%		9.5%

Allocation of Corporate costs	$(1.7)	—	—	1.7	—	$(6.4)	—	—	6.4	—

Revised
Operating income - GAAP	$9.7	12.8	2.4	(7.8)	17.1	$84.0	46.9	9.7	(29.1)	111.5
Operating margin %	4.4%	8.8%	26.1%		4.5%	9.6%	8.3%	29.6%		7.6%

Operating income - as adjusted	$25.5	16.3	1.8	(6.9)	36.7	$101.5	57.3	9.1	(27.7)	140.2
Adjusted operating margin %	11.6%	11.1%	19.6%		9.8%	11.6%	10.2%	27.7%		9.5%

RETROSPECTIVE ALLOCATION OF CORPORATE COSTS TO THE RECONCILIATION OF GAAP “AS REPORTED”

TO THE “ADJUSTED” NON-GAAP EXCLUDING THE EFFECT OF ADJUSTMENTS FOR SPECIAL ITEMS

(Amounts in millions)

(Unaudited)

SEGMENT INFORMATION

	Year Ended
	December 31, 2012
	Americas	EMEA	Asia- Pacific	Corporate	Total

Net sales	$835.0	565.6	26.8	—	1,427.4

As previously reported
Operating income - GAAP	$96.5	52.5	6.5	(32.2)	123.3
Operating margin %	11.6%	9.3%	24.3%		8.6%

Adjustments for special items	$6.0	4.2	1.3	2.2	13.7

Operating income - as adjusted	$102.5	56.7	7.8	(30.0)	137.0
Adjusted operating margin %	12.3%	10.0%	29.1%		9.6%

Allocation of Corporate costs	$(5.8)	—	—	5.8	—

Revised
Operating income - GAAP	$90.7	52.5	6.5	(26.4)	123.3
Operating margin %	10.9%	9.3%	24.3%		8.6%

Operating income - as adjusted	$96.7	56.7	7.8	(24.2)	137.0
Adjusted operating margin %	11.6%	10.0%	29.1%		9.6%